Exhibit 10.11

SECOND AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT

This Second Amendment to Seventh Restated Credit Agreement (this “Second Amendment”) is effective as of July 3, 2007 (the “Amendment Effective Date”), by and among CHAPARRAL ENERGY, INC., a Delaware corporation (“Parent”), CHAPARRAL ENERGY, L.L.C., an Oklahoma limited liability company (in its capacity as Borrower Representative for the Borrowers, “Borrower Representative”), JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the financial institutions a party hereto as Lenders (hereinafter collectively referred to as “Lenders”, and individually, “Lender”).

WITNESSETH:

WHEREAS, Parent, Borrowers, Administrative Agent and Lenders are parties to that certain Seventh Restated Credit Agreement dated as of October 31, 2006 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

WHEREAS, pursuant to the Credit Agreement, the Lenders have made revolving credit loans to Borrowers; and

WHEREAS, Parent and Borrowers have requested that Lenders amend certain terms of the Credit Agreement in certain respects; and

WHEREAS, subject to the terms and conditions set forth herein, the Lenders have agreed to Parent’s and Borrowers’ requests.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrower Representative (on behalf of Borrowers), Administrative Agent and Lenders hereby agree as follows:

SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended effective as of the Amendment Effective Date in the manner provided in this Section 1.

1.1 Amendments to Definitions. The definitions of “Consolidated Current Assets,” “Consolidated Current Liabilities,” “Consolidated EBITDAX,” “Consolidated Total Debt,” “Loan Documents” and “Subsidiary” contained in Section 1.02 of the Credit Agreement shall be amended to read in full as follows:

“Consolidated Current Assets” means with respect to Parent and the Consolidated Subsidiaries, as of any date of determination, the sum of (a) the current assets of Parent and the Consolidated Subsidiaries at such time determined in accordance with GAAP, plus (b) the current unused availability of the total Commitments, minus (c) current fair values of commodity price agreements and FASB 143 assets. Notwithstanding anything to the contrary contained herein, all calculations of Consolidated Current Assets shall be calculated, determined and adjusted to exclude for any applicable period or date of determination the current assets of Chaparral Biofuels, Oklahoma Ethanol and Pointe Vista at such time determined in accordance with GAAP.

“Consolidated Current Liabilities” means with respect to Parent and the Consolidated Subsidiaries, as of any date of determination, the sum of the current obligations of Parent and the Consolidated Subsidiaries at such time determined in accordance with GAAP, excluding therefrom (i) current maturities due on the Loan, and (ii) current fair values of commodity price agreements and FASB 143 liabilities. Notwithstanding anything to the contrary contained herein, all calculations of Consolidated Current Liabilities shall be calculated, determined and adjusted to exclude for any applicable period or date of determination the current obligations of Chaparral Biofuels, Oklahoma Ethanol and Pointe Vista at such time determined in accordance with GAAP.

“Consolidated EBITDAX” means with respect to Parent and the Consolidated Subsidiaries for any applicable period: (a) Consolidated Net Income of Parent and the Consolidated Subsidiaries for such period, plus, to the extent deducted in the calculation of Consolidated Net Income, (b) the sum of (i) income or franchise Taxes paid or accrued; (ii) Consolidated Net Interest Expense; (iii) amortization, depletion and depreciation expense; (iv) any non-cash losses or charges on any Swap Agreement, including those resulting from the requirements of FASB 133, for that period; (v) other non-cash charges (excluding accruals for cash expenses made in the ordinary course of business), including, without limitation, non-cash employee compensation; and (vi) costs and expenses associated with, and attributable to, oil and gas capital expenditures that are expensed rather than capitalized; less, to the extent included in the calculation of Consolidated Net Income, (c) the sum of (i) the income of any Person (other than Wholly-Owned Subsidiaries of such Person) unless such income is received by such Person in a cash distribution; (ii) gains or losses from sales or other dispositions of assets (other than Hydrocarbons produced in the normal course of business); (iii) any non-cash gains on any Swap Agreement, including those resulting from the requirements of FASB 133, for that period; and (iv) extraordinary or non-recurring gains, but not net of extraordinary or non-recurring “cash” losses. Notwithstanding anything to the contrary contained herein, all calculations of Consolidated EBITDAX shall be (A) in all respects, acceptable to, and approved by, the Administrative Agent, (B) for any applicable period of determination during which a Credit Party has consummated an acquisition or disposition (to the extent permitted hereunder) of Properties, calculated and determined on a pro forma basis as if such acquisition or disposition was consummated on the first day of such applicable period, and (C) calculated, determined and adjusted for any applicable period to exclude any income, loss or other adjustments with respect to Chaparral Biofuels, Oklahoma Ethanol and Pointe Vista determined in accordance with GAAP, except income received pursuant to a cash distribution shall be included in the calculation of Consolidated EBITDAX.

“Consolidated Total Debt” means with respect to Parent and the Consolidated Subsidiaries for any period, all Debt of Parent and the Consolidated Subsidiaries (other than any Non-Recourse Debt of Chaparral Biofuels, Oklahoma Ethanol and Pointe Vista) determined on a consolidated basis for such period.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Certificate of Effectiveness, and the Security Instruments.

“Subsidiary” means: (a) any Person of which at least a majority of the outstanding Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, managers or other governing body of such Person (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by Parent, a Borrower or one or more of their Subsidiaries or by Parent, a Borrower and one or more of their Subsidiaries and (b) any partnership of which a Credit Party is a general partner. Unless otherwise indicated herein, (i) each reference to the term “Subsidiary” shall mean a direct or indirect Subsidiary of Parent (including, without limitation, Calumet and JMG), and (ii) none of Chaparral Biofuels, Oklahoma Ethanol, Pointe Vista nor JMG GP shall be deemed a “Subsidiary” of any Credit Party hereunder.

1.2 Additional Definitions. Section 1.02 of the Credit Agreement shall be amended to add the following definitions to such Section:

“Chaparral Biofuels” means Chaparral Biofuels, L.L.C., an Oklahoma limited liability company and the parent holding company of Oklahoma Ethanol.

“Second Amendment” means that certain Second Amendment to Seventh Restated Credit Agreement dated effective as of July 3, 2007, among Parent, Borrower Representative (on behalf of Borrowers), Administrative Agent and Lenders.

1.3 Amendment to Investment Covenant. Sections 9.05(n) and (o) of the Credit Agreement shall be amended to read in full as follows:

“(n) Investments, not to exceed $35,000,000 in the aggregate, made by Chaparral in Chaparral Biofuels to enable Chaparral Biofuels to make Investments in Oklahoma Ethanol pursuant to the Oklahoma Ethanol Agreement.

(o) In addition to the Investments made pursuant to clause (n) of this Section 9.05, Investments, not to exceed $7,500,000 in the aggregate, made by Chaparral in Chaparral Biofuels to enable Chaparral Biofuels to make further investments in ethanol related transactions similar to the Investments made pursuant to clause (n) of this Section 9.05; provided, however, that Borrowers shall have provided the Administrative Agent with prior written notice of any such Investment by Chaparral, and such Investment shall otherwise comply with the terms of this Agreement.”

1.4 Amendment to Indebtedness and Preferred Stock Covenant. Section 9.16 of the Credit Agreement shall be amended to read in full as follows:

“Section 9.16 Indebtedness and Preferred Stock. Parent and the Borrowers will not, and will not permit any other Credit Party to, (a) issue preferred stock or create, incur or assume any Debt, except for Debt permitted under Section 9.02, or (b) without limiting the foregoing, incur or assume any contractual liability or obligation for, or with respect to, any Debt of Chaparral Biofuels, Oklahoma Ethanol or Pointe Vista.”

1.5 Amendment to Schedules. Schedule 7.14 and Schedule 7.15 to the Credit Agreement shall be deleted in their entirety and replaced with Schedule 7.14 and Schedule 7.15 attached to this Second Amendment.

SECTION 2. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent:

2.1 No Default. No Default or Event of Default shall have occurred which is continuing.

2.2 Other Documents. Administrative Agent shall have been provided with such documents, instruments and agreements (including, without limitation, a true, correct and complete executed copy of the Operating Agreement of Chaparral Biofuels), and Parent and Borrowers shall have taken such actions, as Administrative Agent may reasonably require in connection with this Second Amendment and the transactions contemplated hereby.

SECTION 3. Representations and Warranties of Borrowers. To induce the Lenders and Administrative Agent to enter into this Second Amendment, Parent and Borrower Representative (on behalf of Borrowers) hereby jointly and severally represent and warrant to the Lenders and Administrative Agent as follows:

3.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof.

3.2 Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrower Representative (on behalf of Borrowers) of this Second Amendment are within Parent’s and Borrower Representative’s corporate and limited liability company powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon Parent, any Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Parent, any Borrower or any other Credit Party except Excepted Liens. Borrower Representative is duly authorized to execute this Second Amendment on behalf of Borrowers, and upon such execution and delivery, this Second Amendment shall be binding and enforceable against each such Borrower as if this Second Amendment had been executed by each such Borrower.

3.3 Validity and Enforceability; Extension of Liens. This Second Amendment constitutes the valid and binding obligation of Parent and Borrowers enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

3.4 No Default or Event of Default. No Default or Event of Default has occurred which is continuing.

SECTION 4. Miscellaneous.

4.1 Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness.

4.2 Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3 Legal Expenses. Parent and Borrower Representative (on behalf of Borrowers) hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.

4.4 Counterparts. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until Parent, Borrower Representative and Required Lenders have executed a counterpart. Facsimiles or other electronic transmission (e.g., “pdf”) shall be effective as originals.

4.5 Complete Agreement. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

4.6 Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

4.7 Effectiveness. This Second Amendment shall be effective automatically and without necessity of any further action by Parent, Borrower Representative, Borrowers, Administrative Agent or Lenders when counterparts hereof have been executed by Parent, Borrower Representative, Administrative Agent and Required Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective Responsible Officers on the date and year first above written.

[Signature pages to follow]

PARENT:	CHAPARRAL ENERGY, INC., a Delaware corporation

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Chief Executive Officer and President

BORROWERS:	CHAPARRAL ENERGY, L.L.C.,
an Oklahoma limited liability company, as a Borrower and as Borrower Representative

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Manager

[SIGNATURE PAGE 1 TO SECOND AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

ADMINISTRATIVE AGENT/LENDER:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

	By:	/s/ J. Scott Fowler
J. Scott Fowler,
Senior Vice President

[SIGNATURE PAGE 2 TO SECOND AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	FORTIS CAPITAL CORP.,
as a Lender

	By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Senior Vice President

	By:	/s/ Deirdre Sanborn
	Name:	Deirdre Sanborn
	Title:	Senior Vice President

[SIGNATURE PAGE 3 TO SECOND AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	THE ROYAL BANK OF SCOTLAND plc, as a Lender

	By:	/s/ Scott L. Joyce
	Name:	Scott L. Joyce
	Title:	Vice President

[SIGNATURE PAGE 4 TO SECOND AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ Stephen J. Hoffman
	Name:	Stephen J. Hoffman
	Title:	Managing Director

[SIGNATURE PAGE 5 TO SECOND AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	BANK OF SCOTLAND,
as a Lender

	By:	/s/ Percy Ngai
	Name:	Percy Ngai
	Title:	Assistant Vice President

[SIGNATURE PAGE 6 TO SECOND AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	THE BANK OF NOVA SCOTIA,
as a Lender

	By:	/s/ Andrew Ostrov
	Name:	Andrew Ostrov
	Title:	Director

[SIGNATURE PAGE 7 TO SECOND AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	BMO CAPITAL MARKETS FINANCING, INC., as a Lender

	By:	/s/ James Whitmore
	Name:	James Whitmore
	Title:	Managing Director

[SIGNATURE PAGE 8 TO SECOND AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	CALYON NEW YORK BRANCH,
as a Lender

	By:	/s/ Dennis Petito
	Name:	Dennis Petito
	Title:	Managing Director

	By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

[SIGNATURE PAGE 9 TO SECOND AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	COMERICA BANK, as a Lender

	By:	/s/ Peter L. Sefzik
	Name:	Peter L. Sefzik
	Title:	Vice President

[SIGNATURE PAGE 10 TO SECOND AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	GUARANTY BANK,
as a Lender

	By:	/s/ Christopher S. Parada
	Name:	Christopher S. Parada
	Title:	Senior Vice President

[SIGNATURE PAGE 11 TO SECOND AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	UNION BANK OF CALIFORNIA, N.A., as a Lender

	By:	/s/ Timothy Brendel
	Name:	Timothy Brendel
	Title:	Investment Banking Officer

[SIGNATURE PAGE 12 TO SECOND AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	REGIONS BANK,
as a Lender

	By:	/s/ Mark H. Wolf
	Name:	Mark H. Wolf
	Title:	Senior Vice President

[SIGNATURE PAGE 13 TO SECOND AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	SUNTRUST BANK, as a Lender

	By:	/s/ Sean Roche
	Name:	Sean Roche
	Title:	Vice President

[SIGNATURE PAGE 14 TO SECOND AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	STERLING BANK, as a Lender

	By:	/s/ David W. Phillips
	Name:	David W. Phillips
	Title:	Senior Vice President

[SIGNATURE PAGE 15 TO SECOND AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	COMPASS BANK,
as a Lender

	By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Senior Vice President

[SIGNATURE PAGE 16 TO SECOND AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Vice President

SIGNATURE PAGE 17 TO SECOND AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	BANK OF OKLAHOMA, N.A.,
as a Lender

	By:	/s/ Jeffrey Hall
	Name:	Jeffrey Hall
	Title:	Vice President

[SIGNATURE PAGE 18 TO SECOND AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	NATIXIS BANQUES POPULAIRES,
as a Lender

	By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Managing Director

	By:	/s/ Timothy L. Polvado
	Name:	Timothy L. Polvado
	Title:	Managing Director

[SIGNATURE PAGE 19 TO SECOND AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

SCHEDULE 7.14

SUBSIDIARIES

(Attached)

Schedule 7.14-1

SCHEDULE 7.15

ORGANIZATIONAL INFORMATION

Name:	Jurisdiction of Organization	Organizational Identification Number	Principal Place of Business
Chaparral Energy, Inc.	Delaware	4030106	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114

Chaparral Energy, L.L.C.	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114

NorAm Petroleum, L.L.C.	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114

Chaparral Resources, L.L.C.	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114

Triumph Tools & Supply, L.L.C.	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114

Chaparral CO2, L.L.C.	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114

CEI Acquisition, L.L.C.	Delaware	4038038	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114

CEI Pipeline, L.L.C.	Texas	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114

Chaparral Real Estate, L.L.C.	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114

Calumet Oil Company	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114

JMG Oil & Gas, LP	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114

Pointe Vista Development, L.L.C.	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114

Oklahoma Ethanol LLC	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114

Chaparral Biofuels, L.L.C.	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114

Green Country Supply, Inc.	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114

Schedule 7.15-1